INVESCO SECTOR FUNDS, INC.

           INVESCO Energy Fund - Investor Class, Class A, B, C, and K
     INVESCO Financial Services Fund - Investor Class, Class A, B, C, and K INVESCO Gold & Precious Metals Fund - Investor Class, Class A, B, C, and K
       INVESCO Health Sciences Fund - Investor Class, Class A, B, C, and K
           INVESCO Leisure Fund - Investor Class, Class A, B, C, and K
   INVESCO Real Estate Opportunity Fund - Investor Class, Class A, B, C, and K
         INVESCO Technology Fund - Investor Class, Institutional Class,
                              Class A, B, C, and K
     INVESCO Telecommunications Fund - Investor Class, Class A, B, C, and K
          INVESCO Utilities Fund - Investor Class, Class A, B, C, and K

   Supplement dated August 15, 2003 to the Statement of Additional Information
              dated August 1, 2003 as Supplemented August 14, 2003

         THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED AUGUST 14, 2003

The Board of Directors of INVESCO Sector Funds, Inc. (the "Company") approved, on August 12-13, 2003, a name change for the Company. Effective as of October 1, 2003, the name of the Company will be "AIM Sector Funds, Inc."

The Board of Directors of the Company also approved, on August 12-13, 2003, an Agreement and Plan of Reorganization (the "Plan"), which provides for the redomestication of the Company as a Delaware statutory trust (the "Trust") and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

The Plan provides for a series of transactions to convert each series portfolio of the Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. The Trust, like the Company, will operate as an open-end management investment company.

The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO, with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds(R) (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations.

The Board of Directors of the Company previously approved, on June 9, 2003, transactions in which INVESCO Real Estate Opportunity Fund would transfer all of its assets and liabilities to AIM Real Estate Fund, a series of AIM Advisor Funds, and in which INVESCO Telecommunications Fund would transfer all of its assets and liabilities to INVESCO Technology Fund, another series of the Company (each, a "Reorganization"). The Redomestication of each of INVESCO Real Estate Opportunity Fund and INVESCO Telecommunications Fund will be consummated only if the applicable Reorganization is not approved by shareholders.

The proposed Redomestication requires the approval of the Company's shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or around October 21, 2003. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Redomestication is expected to be consummated shortly thereafter. If shareholders of the Company do not approve the proposed Redomestication, the Company will continue to operate as a Maryland corporation.

Effective October 1, 2003, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, will replace INVESCO Funds Group, Inc. as transfer agent.

The information relating to Bob R. Baker's ownership in the Funds in the table relating to the dollar range of equity securities beneficially owned by each director in the section entitled "Directors and Officers of the Company" is replaced with the following:


--------------------------------------------------------------------------------
Director         Dollar Range of Equity Securities Owned    Aggregate Dollar
                 in Each Fund(1)                            Range of Equity
                                                            Securities in
                                                            All Registered
                                                            Investment
                                                            Companies
                                                            Overseen by the
                                                            director in the
                                                            INVESCO Funds(1)

--------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
--------------------------------------------------------------------------------
Bob R. Baker  INVESCO Energy Fund                           None   Over $100,000
              INVESCO Financial Services Fund          $1-10,000
              INVESCO Gold & Precious Metals Fund           None
              INVESCO Health Sciences Fund       $50,001-100,000
              INVESCO Leisure Fund               $50,001-100,000
              INVESCO Real Estate Opportunity Fund     $1-10,000
              INVESCO Technology Fund             $10,001-50,000
              INVESCO Telecommunications Fund               None
              INVESCO Utilities Fund                   $1-10,000
--------------------------------------------------------------------------------

(1) All valuations of Fund shares are as of December 31, 2002.

The following replaces the information relating to James T. Bunch in the table relating to the directors and officers of the Funds in the column entitled "Principal Occupation(s) During Past 5 Years":

      Co-President and Founder of Green, Manning & Bunch Ltd., Denver, Colorado (1988-present) (investment banking firm); Director, Policy Studies, Inc.

      and Van Gilder Insurance Corporation; formerly, General Counsel and Director of Boettcher & Co., Denver, Colorado; and formerly, Chairman and Managing Partner, law firm of Davis, Graham & Stubbs, Denver, Colorado.


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